SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934


                          May 5, 1999 (April 26, 1999)
         --------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                        PHYSICIAN COMPUTER NETWORK, INC.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                   New Jersey
         --------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                                     0-19666
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                            (Commission File Number)


                                   22-2485688
         --------------------------------------------------------------
                        (IRS Employer Identification No.)


                             1200 The American Road
                         Morris Plains, New Jersey 07950
         --------------------------------------------------------------
                    (Address of principal executive offices)



                                 (973) 490-3100
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              (Registrant's telephone number, including area code)








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ITEM 2.           Disposition of Assets.
 -------          --------------------------------------------------------------

                  Pursuant to an asset purchase agreement (the "Asset Purchase Agreement") entered into on April 26, 1999, the Registrant's wholly-owned subsidiary, Versyss Incorporated ("Versyss"), and the Registrant sold their non-medical "Commercial Business" to Holbrook Systems, Inc. ("Purchaser") for consideration consisting of $3,600,000 in cash and the assumption of certain liabilities associated with the Commercial Business. The Commercial Business, which was a part of Versyss' business since prior to its acquisition by the Registrant in 1995, consists of the business of selling or licensing software packages which provide such applications as payroll, accounts payable management, general ledger, billing, accounts receivable management, invoicing and inventory management to non-medical industries and providing maintenance and support for such businesses (the "Commercial Business"). Registrant initiated and elected to enter into the transactions contemplated by the Asset Purchase Agreement in order to, among other things, permit the Registrant to focus on its core medical practice management software business, as well as obtain additional liquidity. As a part of the sale of the Commercial Business, the Registrant entered into an agreement to provide hardware support to the users of the Commercial Business' products on the Purchaser's behalf.


ITEM 5.           Other Matters.
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                  On  April  23,  1999,  the  Registrant  entered  into a  Third
Forbearance and Amendment Agreement with the Registrant's senior lenders to, among other things, so long as certain conditions occur, extend the maturity date of the Registrant's senior indebtedness until August 15, 1999. In accordance with the agreements with the lenders, the Registrant used fifty (50%) of the proceeds from the sale of the Commercial Business, less specified expenses, to repay outstanding indebtedness to the lenders. In addition, the lenders applied against the Registrant's outstanding indebtedness $1,000,000 which had previously been placed in escrow with the lenders by the Registrant.


                  On April 16, 1999 the Registrant entered into a Memorandum of Understanding ("MOU") to settle the claims asserted in the class action shareholder lawsuits filed against the Registrant and certain of its current and former officers and directors in March 1998 in the U.S. District Court for the District of New Jersey, consolidated under the caption In re Physician Computer Network, Inc. Securities Litigation, Civil Action No. 98- 981 (MTB). The terms of the MOU do not settle claims asserted




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against certain non-settling  defendants and certain potential  defendants.  The settlement will provide for the payment of a minimum of $25.25 million in cash (the "Settlement Amount") to members of the proposed settlement class and the dismissal and release of all claims relating to the subject matter of the lawsuits that were or could have been asserted against the Registrant, certain of its former officers and current directors, and others. The settlement is subject to certain conditions, including, but not limited to: the Registrant either paying the Settlement Amount to the plaintiffs by August 10, 1999 or under certain other circumstances upon the sale of the Company if one occurs; the execution of a stipulation of settlement; notice to the class; and approval by the court. In settling the case, the Registrant and the other settling defendants continued to deny all of the allegations contained in the lawsuit. The Registrant is entering into the settlement because it would eliminate the burden and expense of further litigation, which the Registrant and the other settling defendants believe is in the best interests of the Registrant and all of its shareholders.


ITEM 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
 -------           -------------------------------------------------------

                           (a)      Financial Statements.

                           Not applicable.

                           (b)      Pro Forma Financial Information.


                  At the time of the filing of this Current Report on Form 8-K, it was impracticable for the Corporation to provide the required pro forma financial statements relative to the disposed business. The Corporation will file such required pro forma financial statements under cover of Form 8-K/A as soon as practicable, but not later than 60 days following the date of this Report.




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             (c)      Exhibits.
                      ---------

             Exhibit 1  --             Copy of Asset Purchase Agreement, dated
                                       as of April 26, 1999, among the
                                       Registrant, Versyss Incorporated and
                                       Holbrook Systems, Inc.

             Exhibit 2  --             Copy of Third Forbearance and Amendment
                                       Agreement, dated as of April 23, 1999,
                                       among the Registrant, certain
                                       subsidiaries of the Registrant, the
                                       several banks and other financial
                                       institutions or entities which are
                                       parties thereto and Fleet Bank, N.A., as administrative agent.






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                           SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  PHYSICIAN COMPUTER NETWORK, INC.
                                             (REGISTRANT)


Date: May 5, 1999                 By:  /s/ Paul M. Antinori
                                     ------------------------------
                                           Paul M. Antinori
                                           Vice President





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EXHIBIT INDEX

         Exhibit 1 --  Asset Purchase Agreement, dated
                           as of  April  26,  1999,  among  the
                           Registrant, Versyss Incorporated and
                           Holbrook systems, Inc.

         Exhibit 2  -- Copy of Third Forbearance and Amendment
                           Agreement, dated as of April 23, 1999,
                           among the Registrant, certain subsidiaries of the Registrant, the several banks and other financial institutions or entities which are parties thereto and Fleet Bank, N.A.,as administrative agent.